Exhibit No. 23.1



                    CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference of our report, dated April 10, 2003, on the Financial Statements of Covest Banc Profit Sharing Plan
("the Plan") which is included in this Annual Report on Form 11-K for the year ended December 31, 2002 into Covest Bancshares, Inc.'s Registration Statement on Form S-8 for the Plan.



                                            Crowe Chizek and Company LLC


Oak Brook, Illinois
June 27, 2003